UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2023

Commission file number 001-39531

PROCESSA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	45-1539785
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

7380 Coca Cola Drive, Suite 106, Hanover, Maryland 21076
(Address of Principal Executive Offices, Including Zip Code)

(443) 776-3133
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock: Par value $.0001	PCSA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation Disclosure.

Dr. David Young of Processa Pharmaceuticals, Inc. (“Processa”) will participate on a panel at the World Orphan Drug Congress to be held at the Gaylord National Resort & Convention Center in Washington, DC. The panel, titled, Clinical Development & Regulatory Panel Session: Patient focused drug development – best practices on patient group and drug developer interaction with FDA” will be held on May 24, 2023, at 4:20 PM ET. Dr. Young’s presentation will be a Pitch and Partner presentation titled, “Applying FDA’s Project Optimus to the Next Generation of Chemotherapy Drugs Treating Rare Cancers. This presentation will be held on May 24th at 1:00 PM in Theater 6.

During the session, Processa’s presentation will be uploaded into a portal, which is furnished as Exhibit 99.1 and is incorporated herein by reference. The presentation will also be made available in the “Investors” section on Processa’s website, located at https://www.processapharmaceuticals.com.

Processa undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time through the filing of other reports or documents with the Securities Exchange Commission, through press releases, or through other public disclosure, including in the “Investors” section of Processa’s website. Processa routinely uses its website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Processa Pharmaceuticals Presentation dated May 24, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on May 24, 2023.

PROCESSA PHARMACEUTICALS, INC.
Registrant

By:	/s/ David Young
David Young
Chief Executive Officer